Exhibit 99.1

PRESS RELEASE

For information contact:

Mike Avara

704-973-7027

mavara@horizonlines.com

ACQUISITION OF HORIZON LINES’ HAWAII BUSINESS CLEARED BY DOJ

CHARLOTTE, NC, April 23, 2015 – Horizon Lines, Inc. (OTCQB: HRZL) today reported that, after a review by the Antitrust Division of the Department of Justice, Horizon’s proposed sales transaction with The Pasha Group has been granted early termination of the premerger waiting period. This grant was effective April 21, 2015. Subject to the satisfaction of any remaining conditions to closing, Horizon expects the closing of the transaction to occur before the end of the company’s second quarter.

About Horizon Lines

Horizon Lines, Inc. is one of the nation’s leading domestic ocean shipping companies and the only ocean cargo carrier currently serving the two noncontiguous domestic markets of Alaska and Hawaii. The company owns a fleet of 11 fully Jones Act qualified vessels and operates four port terminals in Alaska and Hawaii. A trusted partner for many of the nation’s leading retailers, manufacturers and U.S. government agencies, Horizon Lines provides reliable transportation services that leverage its unique combination of ocean transportation and inland distribution capabilities to deliver goods that are vital to the prosperity of the markets it serves. The company is based in Charlotte, NC, and its stock trades on the over-the-counter market under the symbol HRZL.

Forward Looking Statements

The information contained in this press release should be read in conjunction with our filings made with the Securities and Exchange Commission. This press release contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “anticipate,” “plan,” “targets,” “projects,” “will,” “expect,” “would,” “could,” “should,” “may,” and similar expressions or phrases identify forward-looking statements.

Factors that may cause expected results or anticipated events or circumstances discussed in this press release to not occur or to differ from expected results include: our ability to consummate the transaction with Pasha to sell our Hawaii business or the merger transaction with Matson; a governmental authority prohibiting or otherwise restraining the consummation of the merger or the Hawaii sale; unexpected costs, litigation and other operational complications that may arise from these proposed transactions;

our business may suffer as a result of uncertainty surrounding the proposed merger and the Hawaii sale, including adverse impact on relationships with customers, suppliers and regulators; the Company’s inability to retain and, if necessary, attract key employees, particularly during the pendency of the merger and the Hawaii sale; or diversion of management’s attention from ongoing business operations during the pendency of the merger and the Hawaii sale.

All forward-looking statements involve risk and uncertainties. In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this press release might not occur. The forward-looking statements included in the press release are made only as of the date they are made, and the company undertakes no obligation to update any such statements, except as otherwise required by applicable law. See the section entitled “Risk Factors” in our 2014 Form 10-K filed with the SEC on March 13, 2015, for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences.